UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22482

Nuveen Energy MLP Total Return Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices)  (Zip code)

Gifford R. Zimmerman

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:   (312) 917-7700

Date of fiscal year end:   November 30

Date of reporting period:   May 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen
Closed-End Funds

Semi-Annual Report May 31, 2017

JMF
Nuveen Energy MLP Total Return Fund

JMLP
Nuveen All Cap Energy MLP Opportunities Fund

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Table

of Contents

NUVEEN	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

Whether politics or the economy will prevail over the financial markets this year has been a much-analyzed question. After the U.S. presidential election, stocks rallied to new all-time highs, bonds tumbled, and business and consumer sentiment grew pointedly optimistic. But, to what extent the White House can translate rhetoric into stronger economic and corporate earnings growth remains to be seen. Stock prices have experienced upward momentum driven by positive economic news and earnings growth, inflation is ticking higher and interest rates are higher amid the Federal Reserve (Fed) rate hikes.

At the year’s halfway point, the political landscape and its implications for the economy continue to be reevaluated. The lack of success in reforming health care policy has cast doubts on the president’s ability to move his agenda of pro-growth legislation forward. Additionally, Brexit negotiations in the U.K. face new uncertainties in light of the reshuffling of Parliament following the June snap election.

Nevertheless, there is a case for optimism. The jobs recovery, firming wages, the housing market and confidence measures are supportive of continued expansion in the economy. The Fed enacted a series of interest rate hikes in December 2016, March 2017 and June 2017, a vote of confidence that its employment and inflation targets are generally on track. Economies outside the U.S. have strengthened in recent months, possibly heralding the beginnings of a global synchronized recovery. Furthermore, the populist/nationalist undercurrent that helped deliver President Trump’s win and triggered the U.K.’s Brexit remained in the minority during both March’s Dutch general election and May’s French presidential election, easing the political uncertainty surrounding Germany’s elections later this year.

In the meantime, the markets will be focused on economic sentiment surveys along with “hard” data such as consumer and business spending to gauge the economy’s progress. With the Fed now signaling its intention to begin shrinking its balance sheet in addition to raising interest rates, policy moves that are more aggressive than expected could spook the markets and potentially stifle economic growth. On the political economic front, President Trump’s other signature platform plank, protectionism, is arguably anti-growth. We expect some churning in the markets as these issues sort themselves out.

Market volatility readings have been remarkably low of late, but conditions can change quickly. As market conditions evolve, Nuveen remains committed to rigorously assessing opportunities and risks. If you’re concerned about how resilient your investment portfolio might be, we encourage you to talk to your financial advisor. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

July 24, 2017

4	NUVEEN

Portfolio Managers’

Comments

Nuveen Energy MLP Total Return Fund (JMF)

Nuveen All Cap Energy MLP Opportunities Fund (JMLP)

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (NFAL), an affiliate of Nuveen, LLC. These Funds feature portfolio management by the MLP & Energy Infrastructure team of Advisory Research, Inc., which is a wholly-owned subsidiary of Piper Jaffray Companies. James J. Cunnane Jr., CFA, Managing Director and Chief Investment Officer for the MLP & Energy Infrastructure team and Quinn T. Kiley, Managing Director and Senior Portfolio Manager, manage the Funds.

Here they discuss their investment strategies and the performance of the Funds for the six-month reporting period ended May 31, 2017.

How did the Funds perform during this six-month reporting period ended May 31, 2017?

The tables in each Fund’s Performance Overview and Holding Summaries section of this report provide total returns for the six-month, one-year, five-year and since inception periods, where applicable, ended May 31, 2017. Each Fund’s total returns at net asset value (NAV) are compared with the performance of a corresponding market index. Both Funds’ total return at NAV underperformed both the Alerian MLP Index (“Index”) and the S&P 500® Index during the six-month reporting period.

The Funds are taxed as “C” corporations, and unlike most other investment companies they pay taxes on their own income. Consequently, as explained more fully later in the report, the Funds’ adjustments to their assets and liabilities to reflect the Funds’ projected tax payments can significantly impact Fund share performance. In the most recent six-month reporting period, those tax adjustments had a positive impact on the share performance of JMF and no impact on the share performance of JMLP.

The Funds employ leverage. In the most recent six-month reporting period, this leverage had a negative impact on the Funds’ total return. You should consider the Funds’ tax adjustments and leverage when comparing each Fund’s performance to the Index and S&P 500® Index, as neither index is leveraged nor affected by the tax treatment of gains or losses. As a result, the Funds’ total return performance could differ significantly from the actual returns of its portfolio and that of the indexes, even if the pre-tax adjustment performance of the Funds’ portfolio assets and the performance of the indexes were similar.

We will divide the discussion of the various strategies used by and features of the Funds, and how each of them impacted the performance of the Funds’ shares during the six-month reporting period ended May 31, 2017, into the following sub-sections:

•	Impact of portfolio management strategies on Fund share performance

•	Impact of tax adjustments on Fund share performance

•	Impact of leverage on Fund share performance

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Refer to the Glossary of Terms Used in this report for further definition of the terms used within this section.

NUVEEN	5

Portfolio Managers’ Comments (continued)

Impact of the Funds’ primary portfolio investment strategies on Fund share performance.

Both Funds continue to invest primarily in publicly traded master limited partnerships (MLPs) operating in the energy sector with the main objective of providing a tax-advantaged total return.

During the reporting period, the Funds were primarily invested in midstream MLPs that own pipelines and other infrastructure facilities. These assets provide an essential service to our economy: procuring, processing, storing and transporting the commodities and products that fuel every aspect of our lives.

The overarching issue for MLP investors during the reporting period was the volatility in crude oil prices. Crude oil, as measured by West Texas Intermediate NYMEX price, traded down a mere 2.3% during the six month period. More importantly, crude oil volatility was high with prices down 11.3% to $48.32 per barrel at the end of May 2017 from its highs in February of $54.45. Crude oil pricing, though not directly linked to MLP earnings, is viewed as a proxy for all of energy by many generalist investors. As such, this downward move confirmed the view of MLP bears and kept incremental purchasers at bay. Near term catalysts for crude oil price appreciation remain uncertain, but we continue to believe that MLP fundamentals are stronger than what crude oil or security prices would suggest. While we believe long-term buyers will be rewarded, the shorter-term period will likely remain volatile as market expectations adjust to a “lower for longer” crude oil environment.

JMF’s portfolio performance underperformed the Index for the reporting period ended May 31, 2017. For JMF’s six-month performance, the Fund’s allocation towards higher yielding MLPs, and thus away from faster growing MLPs, detracted from performance as the market favored growth during the reporting period. This is a reversal of what we saw in 2016 when yield meaningfully outperformed growth. Security selection among large-caps also added to underperformance. The Fund was underweight Enterprise Products Partners, the largest Index constituent, which posted gains in an otherwise negative environment. Enbridge Energy Partners, a large-cap MLP working through a series of multi-billion dollar growth projects opted to cut its distribution after a corporate restructuring and some delays in those projects. The Fund was overweight to this negative performer. The Fund’s largest position, Williams Partners, was a positive contributor to performance as it continued to show signs of recovery, gaining over 11% during the reporting period.

JMLP’s portfolio performance underperformed the Index for the reporting period ended May 31, 2017. JMLP’s strategy is differentiated from JMF in the following ways: 1) JMLP will not own the top ten constituents in the Index, and 2) JMLP will not purchase securities in the bottom 30% of the universe, as defined by the sub-adviser’s “Quality Scorecard” process, which ranks each constituent of the investable MLP universe according to fundamental metrics. For JMLP, this strategy worked in theory, with the investable universe outperforming the Index. However, as with JMF, the yield requirement for the Fund’s portfolio offset this strategic positioning as lower yielding MLPs outperformed the Fund’s portfolio. The top performer for the portfolio was PennTex Midstream Partners, a small-cap MLP that was purchased at a 20% premium by a sister entity, Energy Transfer Partners. This was offset by the negative news of a distribution cut by Enbridge Energy Management, a sister company of Enbridge Energy Partners, mentioned above.

Impact of tax adjustments on the Funds’ share performance

Each Fund is treated as a “C” Corporation for U.S. federal income tax purposes and therefore is a taxable entity, meaning that in addition to recording a current tax expense on current year earnings and realized gains, they also record either a net deferred tax liability representing the future taxes projected to be payable on unrealized portfolio gains, or a net deferred tax asset representing the tax benefit projected to be associated with realized and unrealized portfolio losses. These tax adjustment entries on the Funds’ accounting records are intended to ensure that the Funds’ NAVs take into account the future income tax that the Funds may be liable for based on unrealized appreciation as well as the tax benefit of losses that may be used to offset future earnings. Such entries will often have a “moderating impact” on the total returns of investment of the Funds’ shares during a particular measurement period. An increase in the value of

6	NUVEEN

a Fund’s portfolio investments will typically trigger an increase to the deferred tax liability or a reduction to the deferred tax asset that would partially offset the portfolio value increases; in contrast, a decrease in value of the Fund’s portfolio investments will typically trigger a reduction in a deferred tax liability and/or an increase to the deferred tax asset, which again would tend to partially offset such portfolio value decreases.

To the extent that a Fund has a deferred tax asset, consideration is given to whether or not a valuation allowance is required that would offset the tax asset. Accounting principles dictate that the determination of such a valuation allowance is based on whether there is a more-likely-than-not probability that some portion or all of the deferred tax asset will not be realized.

During the six-month reporting period for JMF, the projected future tax liability of the Fund decreased, resulting in a positive contribution to NAV performance.

At November 30, 2016, JMLP had a valuation allowance to offset the deferred tax asset. This allowance still existed at May 31, 2017. As a result, there was no impact to NAV performance associated with the deferred tax asset or liability.

Impact of the Funds’ leverage strategies on performance

One important factor impacting the returns of the Funds relative to their comparative benchmarks was the Funds’ use of leverage through bank borrowings. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, use of leverage also can expose shareholders to additional volatility. For example, as the prices of securities held by a Fund decline, the negative impact of these valuation changes on NAV and total return is magnified by the use of leverage. Conversely, leverage may enhance returns during periods when the prices of securities held by a Fund generally are rising. For the six-month reporting period ended May 31, 2017, leverage had a negative impact on performance for both Funds.

The Funds employ regulatory leverage through the use of bank borrowings. As of May 31, 2017, the Funds had outstanding bank borrowings as shown in the accompanying table.

	JMF	JMLP
Bank Borrowings	$189,000,000	$45,000,000

As of May 31, 2017, the Funds’ leverage, expressed as a percentage of total managed assets, were as shown in the accompanying table.

	JMF	JMLP
Effective Leverage*	27.69%	28.18%
Regulatory Leverage*	27.69%	28.18%
*	Effective Leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio. Both of these are part of a Fund’s capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

Bank Borrowings

As noted above, the Funds employ leverage through the use of bank borrowings.

The Funds operate under established leverage guidelines. During the current reporting period, volatility in the MLP market caused the Funds to periodically reduce and increase the amount of their outstanding borrowings in order to maintain levels consistent with these guidelines. The Funds’ bank borrowing activities are as shown in the accompanying table.

NUVEEN	7

Portfolio Managers’ Comments (continued)

	Current Reporting Period					Subsequent to the Close of the Reporting Period
Fund	December 1, 2016	Draws	Paydowns	May 31, 2017	Average Balance Outstanding	Draws	Paydowns	July 26, 2017
JMF	$185,550,000	$3,450,000	$—	$189,000,000	$187,127,473	$3,000,000	$—	$192,000,000
JMLP	$39,000,000	$6,000,000	$—	$45,000,000	$43,653,297	$—	$(2,500,000)	$42,500,000

Refer to Notes to Financial Statements, Note 7 – Borrowing Arrangements for further details.

During the reporting period, JMF continued to utilize forward interest rate swap contracts to hedge the future interest expense of its leverage. During the reporting period, these swaps had a marginally positive impact on overall fund performance.

8	NUVEEN

Share

Information

DISTRIBUTION INFORMATION

The following information regarding the Funds’ distributions is current as of April 30, 2017.

The Funds have a cash flow-based distribution program. Under this program, each Fund seeks to maintain an attractive and stable regular distribution based on the Fund’s net cash flow received from its portfolio investments. Fund distributions are not intended to include expected portfolio appreciation; however, each Fund invests in securities that make payments which ultimately may be fully or partially treated as gains or return of capital for tax purposes. This tax treatment will generally “flow through” to the Fund’s distributions, but the specific tax treatment is often not known with certainty until after the end of the Fund’s tax year. As a result, regular distributions throughout the year are likely to be re-characterized for tax purposes as either long-term gains (both realized and unrealized), or as a non-taxable return of capital.

The figures in the table below provide an estimate of the sources (for tax purposes) of each Fund’s distributions as of April 30, 2017. These source estimates include amounts currently estimated to be attributable to realized gains and/or returns of capital. The Funds attribute these non-income sources equally to each regular distribution throughout the fiscal year. The estimated information shown below is for the distributions paid on common shares for all prior months in the current fiscal year. These estimates should not be used for tax reporting purposes, and the distribution sources may differ for financial reporting than for tax reporting. The final determination of the tax characteristics of all distributions paid in 2017 will be made in early 2018 and reported to you on Form 1099-DIV. More details about the tax characteristics of each Fund’s distributions are available on www.nuveen.com/CEFdistributions.

Data as of April 30, 2017

	Current Quarter			Fiscal YTD
	Estimated – Percentage of the Distribution			Estimated – Per Share Amounts
Fund	Net Investment Income(1)	Realized Gains	Return of Capital(2)	Total Distributions	Net Investment Income(1)	Realized Gains	Return of Capital(2)
JMF (FYE 11/30)	0.00%	0.00%	100%	$0.6740	$0.0000	$0.0000	$0.6740
JMLP (FYE 11/30)	0.00%	0.00%	100%	$0.4920	$0.0000	$0.0000	$0.4920

(1)	The Funds may have current fiscal year earnings and profits, and if so, a portion or all of the distributions may be treated as ordinary dividend income.
(2)	Return of Capital may represent unrealized gains, return of shareholders’ principal, or both.

The following table provides information regarding fund distributions and total return performance over various time periods. This information is intended to help you better understand whether fund returns for the specified time periods were sufficient to meet fund distributions.

Data as of April 30, 2017

			Annualized			Cumulative
Fund	Inception Date	Latest Quarterly Per Share Distribution	Current Distribution on NAV	1-Year Return on NAV	Since Inception Return on NAV	Calendar YTD Distributions on NAV	Calendar YTD Return on NAV
JMF (FYE 11/30)	2/23/2011	$0.3370	10.09%	19.45%	2.13%	5.04%	(0.10)%
JMLP (FYE 11/30)	3/26/2014	$0.2460	10.01%	33.46%	(9.97)%	5.01%	(1.30)%

NUVEEN	9

Share Information (continued)

EQUITY SHELF PROGRAM

During the prior reporting period, JMLP filed a registration statement with the Securities and Exchange Commission to issue additional shares through an equity shelf program, which became effective subsequent to this reporting period. Under this program JMLP, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price at or above the Fund’s NAV per share.

SHARE REPURCHASES

During August 2016, the Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

As of May 31, 2017, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their outstanding shares as shown in the accompanying table.

	JMF	JMLP
Shares cumulatively repurchased and retired	0	0
Shares authorized for repurchase	3,945,000	1,275,000

OTHER SHARE INFORMATION

As of May 31, 2017, and during the current reporting period, the Funds’ share prices were trading at a premium/(discount) to their NAVs as shown in the accompanying table.

	JMF	JMLP
NAV	$12.47	$8.98
Share price	$12.82	$9.43
Premium/(Discount) to NAV	2.81%	5.01%
6-month average premium/(discount) to NAV	(0.74)%	1.05%

10	NUVEEN

Risk

Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen Energy MLP Total Return Fund (JMF)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. MLP Units are subject to energy sector concentration risk, limited voting rights, and heightened tax risk. Common stock returns often have experienced significant volatility. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. For these and other risks such as tax risk, please see the Fund’s web page at www.nuveen.com/JMF.

Nuveen All Cap Energy MLP Opportunities Fund (JMLP)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. MLP Units are subject to energy sector concentration risk, limited voting rights, and heightened tax risk. Common stock returns often have experienced significant volatility. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. For these and other risks, including tax risk and small capitalization risk, please see the Fund’s web page at www.nuveen.com/JMLP.

NUVEEN	11

JMF

Nuveen Energy MLP Total Return Fund

Performance Overview and Holding Summaries as of May 31, 2017

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of May 31, 2017

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
JMF at NAV	(2.49)%	8.02%	2.70%	0.99%
JMF at Share Price	1.06%	18.42%	3.08%	1.17%
Alerian MLP Index	2.28%	6.24%	2.57%	2.85%
S&P 500® Index	10.81%	17.47%	15.42%	12.65%

Since inception returns are from 2/23/11. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

12	NUVEEN

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Fund Allocation

(% of net assets)

Master Limited Partnerships & MLP Affiliates	148.9%
Repurchase Agreements	0.7%
Other Assets Less Liabilities	(1.5)%
Net Assets Plus Borrowings and Deferred Tax Liability, net	148.1%
Borrowings	(38.3)%
Deferred Tax Liability, net	(9.8)%
Net Assets	100%

Portfolio Composition

(% of total investments)

Oil, Gas & Consumable Fuels	98.2%
Energy Equipment & Services	1.3%
Repurchase Agreements	0.5%
Total	100%

Top Ten Issuers

(% of total long-term
investments)

Williams Partners LP	9.8%
EnLink Midstream Partners LP	8.3%
DCP Midstream LP	7.9%
Plains All American Pipeline LP	7.7%
Energy Transfer Partners LP	7.7%
Buckeye Partners L.P	5.6%
MPLX LP	3.9%
Enbridge Energy Partners LP	3.8%
Enable Midstream Partners LP	3.8%
TC PipeLines LP	3.7%

NUVEEN	13

JMLP

Nuveen All Cap Energy MLP Opportunities Fund

Performance Overview and Holding Summaries as of
 May 31, 2017

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of May 31, 2017

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
JMLP at NAV	(1.27)%	13.60%	(12.20)%
JMLP at Share Price	0.97%	11.80%	(12.04)%
Alerian MLP Index	2.28%	6.24%	(6.13)%
S&P 500® Index	10.81%	17.47%	10.97%

Since inception returns are from 3/26/14. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

14	NUVEEN

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Fund Allocation

(% of net assets)

Master Limited Partnerships & MLP Affiliates	139.1%
Repurchase Agreements	0.4%
Other Assets Less Liabilities	(0.3)%
Net Assets Plus Borrowings	139.2%
Borrowings	(39.2)%
Net Assets	100%

Portfolio Composition

(% of total investments)

Oil, Gas & Consumable Fuels	92.7%
Energy Equipment & Services	4.7%
Gas Utilities	2.3%
Repurchase Agreements	0.3%
Total	100%

Top Ten Issuers

(% of total long-term investments)

Enable Midstream Partners LP	9.2%
EnLink Midstream Partners LP	8.1%
DCP Midstream LP	7.3%
KNOT Offshore Partners LP	5.5%
American Midstream Partners LP	5.2%
Arc Logistics Partners LP	5.1%
Summit Midstream Partners LP	4.7%
Archrock Partners LP	4.7%
PennTex Midstream Partners, LP	4.6%
Crestwood Equity Partners LP	4.1%

NUVEEN	15

Shareholder

Meeting Report

The annual meeting of shareholders was held in the offices of Nuveen on April 6, 2017 for JMF and JMLP; at this meeting the shareholders were asked to elect Board Members.

	JMF	JMLP
	Common Shares	Common Shares
Approval of the Board Members was reached as follows:
William Adams IV
For	35,390,074	10,687,185
Withhold	385,782	244,238
Total	35,775,856	10,931,423
David J. Kundert
For	35,302,082	10,614,828
Withhold	473,774	316,595
Total	35,775,856	10,931,423
John K. Nelson
For	35,392,519	10,690,290
Withhold	383,337	241,133
Total	35,775,856	10,931,423
Terence J. Toth
For	35,369,111	10,690,290
Withhold	406,745	241,133
Total	35,775,856	10,931,423

16	NUVEEN

JMF

Nuveen Energy MLP Total Return Fund
Portfolio of Investments	May 31, 2017 (Unaudited)

Shares/Units	Description (1)			Value

	LONG-TERM INVESTMENTS – 148.9% (99.5% of Total Investments)

	MASTER LIMITED PARTNERSHIPS & MLP AFFILIATES – 149.8% (99.5% of Total Investments)

	Energy Equipment & Services – 2.0% (1.3% of Total Investments)

640,836	Archrock Partners LP			$9,926,550

	Oil, Gas & Consumable Fuels – 146.9% (98.2% of Total Investments)

151,318	American Midstream Partners LP			1,823,382
639,900	Buckeye Partners LP			40,953,600
696,344	Crestwood Equity Partners LP			15,946,278
1,710,889	DCP Midstream LP			57,793,830
474,653	Delek Logistics Partners, LP			14,381,986
1,791,755	Enable Midstream Partners LP			27,646,780
639,574	Enbridge Energy Management LLC, (2)			10,284,350
1,682,825	Enbridge Energy Partners LP			27,867,582
2,590,311	Energy Transfer Partners LP			56,365,167
3,576,765	EnLink Midstream Partners LP			60,697,702
818,834	Enterprise Products Partners LP, (3)			21,952,940
741,252	Genesis Energy, LP			23,119,650
395,180	Golar LNG Partners LP, (4)			7,808,757
560,000	KNOT Offshore Partners LP, (4)			11,872,000
224,025	Martin Midstream Partners LP			4,077,255
871,780	MPLX LP			28,812,329
679,895	Navios Maritime Midstream Partners LP, (4)			7,002,919
808,665	NGL Energy Partners LP			10,997,844
38,950	Noble Midstream Partners LP			1,791,311
43,085	NuStar Energy LP			1,963,814
395,405	ONEOK Partners LP			19,339,259
380,700	PBF Logistics LP			7,461,720
2,136,008	Plains All American Pipeline LP			56,561,491
958,122	Summit Midstream Partners LP			22,132,618
132,855	Sunoco LP			3,961,736
162,550	Tallgrass Energy Partners LP			8,062,480
479,635	Targa Resources Corp.			22,029,636
486,045	TC PipeLines LP			27,349,752
3,453,211	Teekay Offshore Partners LP			10,808,550
389,077	Tesoro Logistics LP			20,613,299
980,540	USD Partners LP			13,237,290
91,535	The Williams Companies Inc., (4)			2,617,901
1,841,520	Williams Partners LP			72,132,338
328,922	World Point Terminals LP			5,624,566
	Total Oil, Gas & Consumable Fuels			725,092,112
	Total Long-Term Investments (cost $634,173,522)			735,018,662

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 0.7% (0.5% of Total Investments)

	REPURCHASE AGREEMENTS – 0.7% (0.5% of Total Investments)

$3,350	Repurchase Agreement with Fixed Income Clearing Corporation, dated 5/31/17, repurchase price $3,349,771, collateralized by $3,335,000 U.S. Treasury Bonds, 3.000%, due 11/15/44, value $3,417,501	0.090%	6/01/17	$3,349,763
	Total Short-Term Investments (cost $3,349,763)			3,349,763
	Total Investments (cost $637,523,285) – 150.5%			738,368,425
	Borrowings – (38.3)% (5), (6)			(189,000,000)
	Deferred Tax Liability, net – (9.8)%			(48,228,274)
	Other Assets Less Liabilities – (1.5)% (7)			(7,650,184)
	Net Assets – 100%			$493,489,967

NUVEEN	17

JMF	Nuveen Energy MLP Total Return Fund
	Portfolio of Investments (continued)	May 31, 2017 (Unaudited)

Investments in Derivatives as of May 31, 2017

Interest Rate Swaps (OTC Uncleared)

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (8)	Optional Termination Date	Termination Date	Value	Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank, N.A.	$96,375,000	Receive	1-Month USD-LIBOR-ICE	1.735%	Monthly	7/03/17	12/01/18	12/01/20	$(971,307)	$(2,666,867)
JPMorgan Chase Bank, N.A.	96,375,000	Receive	1-Month USD-LIBOR-ICE	2.188	Monthly	7/03/17	12/01/20	12/01/22	(2,859,248)	(5,246,096)
	$192,750,000								$(3,830,555)	$(7,912,963)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets unless otherwise noted.

(2)	Distributions are paid in-kind.

(3)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(4)	Distribution designated as ordinary income which is recognized as “Dividend income” on the Statement of Operations.

(5)	Borrowings as a percentage of Total Investments is 25.6%.

(6)	The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings. As of the end of the reporting period, investments with a value of $486,372,770 have been pledged as collateral for borrowings.

(7)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(8)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

USD-LIBOR-ICE	United States Dollar – London Inter-Bank Offered Rate – Intercontinental Exchange

See accompanying notes to financial statements.

18	NUVEEN

JMLP

Nuveen All Cap Energy MLP Opportunities Fund
Portfolio of Investments	May 31, 2017 (Unaudited)

Shares/Units	Description (1)			Value

	LONG-TERM INVESTMENTS – 139.1% (99.7% of Total Investments)

	MASTER LIMITED PARTNERSHIPS & MLP AFFILIATES – 139.1% (99.7% of Total Investments)

	Energy Equipment & Services – 6.5% (4.7% of Total Investments)

481,902	Archrock Partners LP			$7,464,662

	Gas Utilities – 3.3% (2.3% of Total Investments)

84,049	AmeriGas Partners, LP			3,726,733

	Oil, Gas & Consumable Fuels – 129.3% (92.7% of Total Investments)

689,495	American Midstream Partners LP			8,308,415
569,155	Arc Logistics Partners LP			8,064,926
285,129	Crestwood Equity Partners LP			6,529,454
343,048	DCP Midstream LP			11,588,161
150,060	Delek Logistics Partners, LP			4,546,818
951,490	Enable Midstream Partners LP			14,681,488
277,157	Enbridge Energy Management LLC, (2)			4,456,685
760,630	EnLink Midstream Partners LP			12,907,891
227,950	GasLog Partners LP, (3)			4,992,105
187,215	Global Partners LP			3,510,281
310,085	Golar LNG Partners LP, (3)			6,127,280
227,270	Hoegh LNG Partners LP			4,340,857
139,535	Holly Energy Partners LP			4,571,167
410,190	KNOT Offshore Partners LP, (3)			8,696,028
97,170	Martin Midstream Partners LP			1,768,494
238,485	Navios Maritime Midstream Partners LP, (3)			2,456,396
398,938	NGL Energy Partners LP			5,425,557
97,945	PBF Logistics LP			1,919,722
371,500	PennTex Midstream Partners, LP			7,403,995
56,370	Rice Midstream Partners LP			1,381,629
326,175	Summit Midstream Partners LP			7,534,643
28,915	Sunoco LP			862,245
42,473	TC PipeLines LP			2,389,956
937,613	Teekay Offshore Partners LP			2,934,729
37,588	TransMontaigne Partners LP			1,561,781
314,902	USD Partners LP			4,251,177
298,385	World Point Terminals LP			5,102,384
	Total Oil, Gas & Consumable Fuels			148,314,264
	Total Long-Term Investments (cost $174,872,830)			159,505,659

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 0.4% (0.3% of Total Investments)

	REPURCHASE AGREEMENTS – 0.4% (0.3% of Total Investments)

$462	Repurchase Agreement with Fixed Income Clearing Corporation, dated 5/31/17, repurchase price $461,696, collateralized by $450,000 U.S. Treasury Bonds, 3.125%, due 8/15/44, value $475,646	0.090%	6/01/17	$461,695
	Total Short-Term Investments (cost $461,695)			461,695
	Total Investments (cost $175,334,525) – 139.5%			159,967,354
	Borrowings – (39.2)% (4), (5)			(45,000,000)
	Other Assets Less Liabilities – (0.3)%			(303,502)
	Net Assets – 100%			$114,663,852

NUVEEN	19

JMLP	Nuveen All Cap Energy MLP Opportunities Fund
	Portfolio of Investments (continued)	May 31, 2017 (Unaudited)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets unless otherwise noted.

(2)	Distributions are paid in-kind.

(3)	Distribution designated as ordinary income which is recognized as “Dividend income” on the Statement of Operations.

(4)	Borrowings as a percentage of Total Investments is 28.1%.

(5)	The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings. As of the end of the reporting period, investments with a value of $96,634,044 have been pledged as collateral for borrowings.

See accompanying notes to financial statements.

20	NUVEEN

Statement of Assets and Liabilities	May 31, 2017 (Unaudited)

	JMF	JMLP
Assets
Long-term investments, at value (cost $634,173,522 and $174,872,830, respectively)	$735,018,662	$159,505,659
Short-term investments, at value (cost approximates value)	3,349,763	461,695
Interest rate swaps premiums paid	4,082,408	—
Receivables for:
Income tax refund	—	6,781
Investments sold	447,824	—
Federal income tax	10,747	—
Other assets	54,559	10,743
Total assets	742,963,963	159,984,878
Liabilities
Borrowings	189,000,000	45,000,000
Unrealized depreciation on interest rate swaps	7,912,963	—
Payable for:
Interest	286,679	66,319
Investments purchased	2,711,944	—
State income tax	326,961	8,989
Deferred tax liability, net	48,228,274	—
Accrued expenses:
State franchise tax	55,769	21,700
Management fees	627,035	149,828
Trustees fees	53,547	7,905
Other	270,824	66,285
Total Liabilities	249,473,996	45,321,026
Net assets	$493,489,967	$114,663,852
Shares outstanding	39,562,300	12,761,698
Net asset value (“NAV”) per share outstanding	$12.47	$8.98
Net assets consist of:
Shares, $0.01 par value per share	$395,623	$127,617
Paid-in surplus	415,413,340	196,209,201
Accumulated net investment income (loss), net of tax	(88,957,310)	(9,241,660)
Accumulated net realized gain (loss), net of tax	63,173,603	(57,064,135)
Net unrealized appreciation (depreciation), net of tax	103,464,711	(15,367,171)
Net assets	$493,489,967	$114,663,852
Authorized shares	Unlimited	Unlimited

See accompanying notes to financial statements.

NUVEEN	21

Statement of Operations	Six Months Ended May 31, 2017 (Unaudited)

	JMF	JMLP
Investment Income
Distributions from Master Limited Partnerships (“MLPs”)	$29,961,818	$6,391,119
Less: Return of capital on distributions from MLPs	(29,961,818)	(6,391,119)
Dividends	535,543	403,421
Interest	8,241	4,438
Total investment income	543,784	407,859
Expenses
Management fees	(3,823,435)	(913,418)
Interest expense on borrowings	(1,529,439)	(346,671)
Custodian fees	(39,685)	(14,616)
Trustees fees	(14,731)	(3,447)
Professional fees	(43,087)	(32,231)
Shareholder reporting expenses	(25,571)	(8,449)
Shareholder servicing agent fees	(175)	(86)
Stock exchange listing fees	(5,734)	(3,547)
Investor relations expenses	(71,077)	(20,457)
Franchise tax expenses	(53,250)	(42,359)
Other	(32,568)	(32,029)
Total expenses	(5,638,752)	(1,417,310)
Net investment income (loss) before taxes	(5,094,968)	(1,009,451)
Deferred tax benefit	2,046,422	—
Current tax (expense)/benefit	(61,462)	6
Net investment income (loss)	(3,110,008)	(1,009,445)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments before taxes	21,149,830	2,854,272
Deferred tax (expense)/benefit	(8,500,850)	—
Net realized gain (loss) from investments	12,648,980	2,854,272
Change in net unrealized appreciation (depreciation) of:
Investments before taxes	(34,391,850)	(2,737,710)
Swaps before taxes	369,630	—
Deferred tax (expense)/benefit	13,674,709	—
Change in net unrealized appreciation (depreciation) of investments	(20,347,511)	(2,737,710)
Net realized and unrealized gain (loss)	(7,698,531)	116,562
Net increase (decrease) in net assets from operations	$(10,808,539)	$(892,883)

See accompanying notes to financial statements.

22	NUVEEN

Statement of Changes in Net Assets	(Unaudited)

	JMF		JMLP
	Six Months Ended 5/31/17	Year Ended 11/30/16	Six Months Ended 5/31/17	Year Ended 11/30/16
Operations
Net investment income (loss)	$(3,110,008)	$(4,900,707)	$(1,009,445)	$(587,082)
Net realized gain (loss) from investments	12,648,980	(53,597,931)	2,854,272	(43,674,877)
Change in net unrealized appreciation (depreciation) of:
Investments	(20,717,141)	111,267,003	(2,737,710)	65,167,980
Swaps	369,630	(750,605)	—	—
Net increase (decrease) in net assets from operations	(10,808,539)	52,017,760	(892,883)	20,906,021
Distributions to Shareholders
From net investment income	(15,036,325)	—	—	—
Return of capital	(11,588,313)	(53,172,869)	(6,278,163)	(13,115,564)
Decrease in net assets from distributions to shareholders	(26,624,638)	(53,172,869)	(6,278,163)	(13,115,564)
Fund Share Transactions
Proceeds from shares issued to shareholders due to reinvestment of distributions	790,895	762,380	11,610	28,658
Net increase (decrease) in net assets from Fund share transactions	790,895	762,380	11,610	28,658
Net increase (decrease) in net assets	(36,642,282)	(392,729)	(7,159,436)	7,819,115
Net assets at the beginning of period	530,132,249	530,524,978	121,823,288	114,004,173
Net assets at the end of period	$493,489,967	$530,132,249	$114,663,852	$121,823,288
Accumulated net investment income (loss), net of tax at the end of period	$(88,957,310)	$(70,810,977)	$(9,241,660)	$(8,232,215)

See accompanying notes to financial statements.

NUVEEN	23

Statement of Cash Flows	Six Months Ended May 31, 2017 (Unaudited)

	JMF	JMLP
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets from Operations	$(10,808,539)	$(892,883)
Adjustments to reconcile the net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investments	(39,864,389)	(16,379,613)
Proceeds from sales and maturities of investments	39,246,682	7,527,872
Proceeds from (Purchases of) short-term investments, net	(2,639,097)	3,715,727
Premiums received (paid) for interest rate swaps	(1,085,580)	—
Return of capital distributions from MLPs	29,961,818	6,391,119
(Increase) Decrease in:
Receivable for income tax refund	—	11,408
Receivable for investments sold	4,560,221	6,869,003
Receivable for federal income tax	(10,747)	—
Other assets	(5,306)	(3,598)
Increase (Decrease) in:
Deferred tax liability, net	(7,220,282)	—
Payable for interest	83,863	25,315
Payable for investments purchased	2,711,944	—
Payable for federal income tax	(465,450)	—
Payable for state income tax	64,463	1,023
Accrued state franchise tax expense	5,589	6,937
Accrued management fees	24,023	13,550
Accrued Trustees fees	(1,418)	(64)
Accrued other expenses	(36,780)	(31,982)
Net realized (gain) loss from investments before taxes	(21,149,830)	(2,854,272)
Change in net unrealized appreciation (depreciation) of:
Investments before taxes	34,391,850	2,737,710
Swaps before taxes	(369,630)	—
Net cash provided by (used in) operating activities	27,393,405	7,137,252
Cash Flows from Financing Activities
Proceeds from borrowings	3,450,000	6,000,000
Increase (Decrease) in cash overdraft	(5,009,662)	(6,870,699)
Cash distributions paid to shareholders	(25,833,743)	(6,266,553)
Net cash provided by (used in) financing activities	(27,393,405)	(7,137,252)
Net Increase (Decrease) in Cash	—	—
Cash at the beginning of period	—	—
Cash at the end of period	$—	$—

Supplemental Disclosures of Cash Flow Information	JMF	JMLP
Cash paid for interest on borrowings (excluding borrowing costs)	$1,445,576	$321,356
Net cash paid (received) for taxes	529,244	22,494

See accompanying notes to financial statements.

24	NUVEEN

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NUVEEN	25

Financial

Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	Return of Capital	Total	Offering Costs	Ending NAV	Ending Share Price

JMF
Year Ended 11/30:
2017(h)	$13.42	$(0.08)	$(0.20)	$(0.28)	$(0.38)	$(0.29)	$(0.67)	$—	$12.47	$12.82
2016	13.45	(0.12)	1.44	1.32	—	(1.35)	(1.35)	—	13.42	13.32
2015	22.10	(0.08)	(7.23)	(7.31)	—	(1.34)	(1.34)	—	13.45	11.91
2014	20.22	(0.32)	3.48	3.16	(0.12)	(1.16)	(1.28)	—	22.10	20.72
2013	17.73	(0.29)	4.04	3.75	(1.14)	(0.12)	(1.26)	—	20.22	19.40
2012	17.22	0.05	1.72	1.77	—	(1.26)	(1.26)	—	17.73	18.28

JMLP
Year Ended 11/30:
2017(h)	9.55	(0.08)	— **	(0.08)	—	(0.49)	(0.49)	—	8.98	9.43
2016	8.94	(0.05)	1.69	1.64	—	(1.03)	(1.03)	—	9.55	9.80
2015	18.52	(0.12)	(8.09)	(8.21)	—	(1.37)	(1.37)	—	8.94	8.35
2014(g)	19.10	(0.27)	0.73	0.46	(0.21)	(0.79)	(1.00)	(0.04)	18.52	16.35

	Borrowings at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000

JMF
Year Ended 11/30:
2017(h)	$189,000	$3,611
2016	185,550	3,857
2015	199,000	3,666
2014	315,000	3,768
2013	283,000	3,818
2012	257,000	3,710

JMLP
Year Ended 11/30:
2017(h)	45,000	3,548
2016	39,000	4,124
2015	41,800	3,727
2014(g)	85,000	3,780

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total Return Based on NAV is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

26	NUVEEN

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Before Reimbursement/ Income Taxes/ Tax Benefit (Expense)(e)		Ratios to Average Net Assets After Reimbursement/ Income Taxes/ Tax Benefit (Expense)(d)(e)			Ratios to Average Net Assets
Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)		Current and Deferred Tax Benefit (Expense)	Portfolio Turnover Rate(f)

(2.49)%	1.06%	$493,490	(2.09)%*	(1.89)%*	(0.77)%*	(1.52	)%*	1.32%	5%
12.27	27.51	530,132	(1.99)	(1.46)	(8.10)	(1.05)		(6.11)	28
(34.43)	(37.51)	530,525	(1.95)	(0.68)	22.29 (c)	(0.42	)(c)	24.23	18
15.67	13.67	871,905	(1.84)	(1.45)	(10.38)	(1.47)		(8.54)	6
21.51	13.20	797,625	(1.98)	(1.97)	(13.22)	(1.48)		(11.25)	39
10.71	17.87	696,370	(2.10)	(2.10)	(5.58)	0.25		(3.48)	45

(1.27)	0.97	114,664	(2.20)*	(1.57)*	(2.20)*	(1.57	)*	— ***	4
22.62	34.48	121,823	(2.15)	(0.59)	(2.14)	(0.58)		0.01	37
(46.47)	(43.24)	114,004	(2.02)	(1.42)	(0.16)	(0.85)		1.86	37
1.97	(13.76)	236,281	(1.77)*	(1.40)*	(3.13)*	(1.82	)*	(1.36)	25

(c)	During the fiscal year ended November 30, 2015, the Adviser voluntarily reimbursed the Fund for certain expenses incurred in connection with an equity shelf program. As a result, the Expenses and Net Investment Income (Loss) Ratios to Average Net Assets reflect this voluntary expense reimbursement from Adviser. The Expenses and Net Investment Income (Loss) Ratios to Average Net Assets excluding this expense reimbursement after income taxes/tax benefit (expenses) from the Adviser were as follows:

Ratios to Average Net Assets
JMF	Expenses	Net Investment Income (Loss)
Year Ended 11/30:
2015	22.27%	(0.44)%

(d)	Expense ratios include the current and deferred tax benefit (expense) allocated to net investment income (loss) and the deferred tax benefit (expense) allocated to realized and unrealized gain (loss). Net Investment Income (Loss) ratios exclude the deferred tax benefit (expense) allocated to realized and unrealized gain (loss).
(e) •	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings, as described in Note 7 – Borrowing Arrangements.
•	Each ratio includes the effect of all interest expense paid and other costs related to borrowings as follows:

Ratios of Borrowings Interest Expense to Average Net Assets
JMF
Year Ended 11/30:
2017(h)	(0.57)%*
2016	(0.45)
2015	(0.37)
2014	(0.32)
2013	(0.41)
2012	(0.49)

Ratios of Borrowings Interest Expense to Average Net Assets
JMLP
Year Ended 11/30:
2017(h)	(0.54	)%*
2016	(0.40)
2015	(0.34)
2014(g)	(0.29	)*

(f)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(g)	For the period March 26, 2014 (commencement of operations) through November 30, 2014.
(h)	For the six months ended May 31, 2017.
*	Annualized.
**	Rounds to less than $0.01.
***	Rounds to less than 0.01%.

See accompanying notes to financial statements.

NUVEEN	27

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Fund Information

The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):

•	Nuveen Energy MLP Total Return Fund (JMF)

•	Nuveen All Cap Energy MLP Opportunities Fund (JMLP)

The Funds are registered under the Investment Company Act of 1940, as amended, as non-diversified closed-end management investment companies. JMF and JMLP were each organized as a Massachusetts business trust on September 27, 2010 and July 25, 2013, respectively.

The end of the reporting period for the Funds is May 31, 2017, and the period covered by these Notes to Financial Statements is the six months ended May 31, 2017 (the “current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Advisory Research Inc., (the “Sub-Adviser”), a wholly-owned subsidiary of Piper Jaffray Companies, under which the Sub-Adviser’s MLP & Energy Infrastructure team manages the investment portfolios of the Funds.

Investment Objectives and Principal Investment Strategies

JMF’s investment objective is to provide tax-advantaged total return. The Fund seeks to achieve its investment objective by investing primarily in a portfolio of master limited partnerships (“MLPs”) in the energy sector. Under normal market circumstances, the Fund will invest at least 80% of its managed assets (as defined in Note 6 – Management Fees and Other Transactions with Affiliates) in MLPs in the energy sector. The Fund considers investments in MLPs to include investments that offer economic exposure to publicly traded and private MLPs in the form of equity securities of MLPs, securities of entities holding primarily general partner or managing member interests in MLPs, securities that are derivatives of interests in MLPs and debt securities of MLPs. Further, the Fund considers an entity to be part of the energy sector if it derives at least 50% of its revenues from the business of exploring, developing, producing, gathering, transporting, processing, storing, refining, distributing, mining or marketing natural gas, natural gas liquids, crude oil, refined petroleum products or coal.

JMLP’s investment objective is to provide a high level of total return including current distributions and capital appreciation. Under normal circumstances, the Fund will invest at least 80% of its managed assets in energy MLPs. The Fund considers investments in MLPs to include investments that offer economic exposure to publicly traded MLPs and private investments that have MLP characteristics, but are not publicly traded. The Fund considers an MLP to be part of the energy sector if it derives at least 50% of its revenues from the business of exploring, developing, producing, transporting, gathering and processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal. The Fund will invest at least 60% of its managed assets in small and mid cap energy MLPs. The Fund considers an MLP to be small cap if its market capitalization at the time of investment is less than the capitalization limit for the small cap MLPs included in the Solactive Junior MLP Composite Index immediately after its first reconstitution in each calendar quarter. The Fund considers an MLP to be large cap if its market capitalization at the time of investment is greater than the median market capitalization of the Alerian Large Cap MLP Index immediately after its first reconstitution in each calendar year. The Fund considers an MLP to be mid cap if its market capitalization at the time of investment is less than the median market capitalization of the Alerian Large Cap MLP Index and greater than the capitalization limit for the Solactive Junior MLP Composite Index. The Fund’s capitalization thresholds will change over time as the composition of these indices change.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

28	NUVEEN

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Each Fund records the character of distributions received from MLPs based on estimates made at the time such distributions are received. These estimates are based upon a historical review of information available from each MLP and other industry sources. Each Fund’s characterization of the estimates may subsequently be revised based on information received from MLPs after their tax reporting periods conclude. Distributions, recognized as “Distributions from MLPs” on the Statement of Operations, are offset by amounts characterized as return of capital from the MLP entities, which are recognized as “Return of capital on distributions from MLPs” on the Statement of Operations. During the current fiscal period, each Fund estimated and characterized 100% of its distributions from MLPs as return of capital, unless otherwise noted in their Portfolio of Investments.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Income Taxes

Each Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. Accordingly, each Fund is generally subject to U.S. federal income tax on its taxable income at statutory rates applicable to corporations (currently at a maximum rate of 35%). The estimated effective state income tax rate for JMF and JMLP are 2.59% and 2.21%, respectively. Each Fund may be subject to a 20% federal alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax. Current tax expense may include non-deductible interest and penalties.

Each Fund’s income tax provision consists of the following as of the end of the reporting period:

	JMF	JMLP
Current tax expense (benefit):
Federal	$(6,196)	$—
State	67,658	(6)
Total current tax expense (benefit)	$61,462	$(6)

	JMF	JMLP
Deferred tax expense (benefit):
Federal	$(6,711,618)	$—
State	(508,663)	—
Total deferred tax expense (benefit)	$(7,220,281)	$—

The reconciliation between the federal statutory income tax rate of 35% and the effective tax rate on net investment income (loss) and realized and unrealized gain (loss) follows:

	JMF		JMLP
Description	Amount	Rate	Amount	Rate
Application of statutory income tax rate	$(6,287,336)	35.00%	$(312,512)	35.00%
State income taxes, net of federal benefit	(464,685)	2.59	(19,755)	2.21
Effect of permanent differences – Dividends Received Deduction	(198,421)	1.10	(71,456)	8.00
Effect of valuation allowance	—	—	430,983	(48.27)
Other	(208,377)	1.16	(27,266)	3.06
Total income tax expense (benefit)	$(7,158,819)	39.85%	$(6)	—%

NUVEEN	29

Notes to Financial Statements (Unaudited) (continued)

Each Fund invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, each Fund includes its allocable share of the MLPs’ taxable income in computing its own taxable income. Each Fund’s tax expense or benefit is recognized on the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes and (iii) the net tax benefit of accumulated net operating losses. Deferred tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled. To the extent a Fund has a deferred tax asset, consideration is given to whether or not a valuation allowance is required. The determination of whether a valuation allowance is required is based on the evaluation criterion provided by ASC 740, Income Taxes (“ASC 740”) that it is more-likely-than-not that some portion or all of the deferred tax asset will not be realized. Among the factors considered in assessing each Fund’s valuation allowance: the nature, frequency and severity of current and cumulative losses, forecasts of future profitability, the duration of statutory carryforward periods and the associated risk that operating and capital loss carryforwards may expire unused. Significant appreciation or depreciation of Fund assets subsequent to the reporting period can impact future determinations of whether a deferred tax asset is more-likely-than-not to be realized, which in turn may result in adjustments to the valuation allowance reported in the tables below.

Components of the Funds’ deferred tax assets and liabilities as of the end of the reporting period, are as follows:

	JMF	JMLP
Description	Deferred Benefit (Liability)	Deferred Benefit (Liability)
Deferred tax assets:
Federal net operating loss	$18,767,269	$12,783,241
Federal capital loss carryforward	7,796,372	17,354,236
State net operating and capital loss carryforward (tax basis)	2,574,571	1,461,776
Accumulated net unrealized loss on investments (tax basis)	—	—
Accumulated net unrealized loss on swaps (tax basis)	2,925,520	—
Tax credit carryforward – AMT	984,326	—
Foreign Tax Credit	276,385	—
Other	44,495	5,534
	$33,368,938	$31,604,787
Deferred tax liabilities:
Accumulated net unrealized gain on investments (tax basis)	$(80,390,401)	$(1,635,488)
Net deferred taxes before valuation allowance	$(47,021,463)	$29,969,299
Less: valuation allowance	(1,206,811)	(29,969,299)
Net deferred tax assets (liabilities)	$(48,228,274)	$—
Changes in the valuation allowance were as follows:
Balance at the beginning of period	$1,206,811	$29,538,317
Initial allowance recorded	—	—
Provision to return	—	86,853
Release of valuation allowance	—	366,674
Change in state tax deferred rate	—	(22,545)
Balance at the end of period	$1,206,811	$29,969,299

As of May 31, 2017, the Funds had net operating loss carryforwards available for federal income tax purposes to be applied against future taxable income, if any. If not applied, the carryforwards will expire as follows:

Net Operating Loss Carryforwards:	JMF	JMLP
Expiration:
November 30, 2034	$7,143,293	$—
November 30, 2035	13,680,649	18,213,944
November 30, 2036	—	5,995,088
November 30, 2037	32,796,825	12,314,513
Total	$53,620,767	$36,523,545

30	NUVEEN

As of May 31, 2017, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	JMF	JMLP
Expiration:
November 30, 2020	$—	$14,794,280
November 30, 2021	22,275,348	34,789,250
Total	$22,275,348	$49,583,530

As of May 31, 2017, JMF had AMT credit carryforwards of $984,326. AMT credits can be used to reduce regular tax to the extent regular tax exceeds the AMT in a future year. AMT credits do not expire.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of May 31, 2017, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives, where applicable), as determined on a federal income tax basis, were as follows:

	JMF	JMLP
Cost of investments	$520,950,134	$155,521,467
Gross unrealized:
Appreciation	$296,358,016	$41,830,034
Depreciation	(78,939,725)	(37,384,148)
Net unrealized appreciation (depreciation) of investments	$217,418,291	$4,445,886

Dividends and Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Each Fund uses a cash flow-based distribution approach, designed to provide attractive quarterly distributions throughout the year, in amounts based on each Fund’s net cash flow received from portfolio investments. Net cash flow consists primarily of distributions received from each Fund’s investments in shares of energy MLPs, less payments on any of its leveraging instruments and other Fund expenses. Currently, each Fund intends to distribute substantially all of its net distributable cash flow received without sourcing incremental amounts from other components, such as realized or unrealized capital gains and/or returns of Fund principal.

For purposes of determining the income tax characterization of each Fund’s distributions, the amount of each Fund’s distributions attributable to each Fund’s earnings and profits for federal income tax purposes are characterized to Fund shareholders as taxable ordinary dividends, while the amount of distributions in excess of each Fund’s earnings and profits for federal income tax purposes are characterized as a return of capital. Each Fund will calculate its earnings and profits based on its taxable period ended November 30 and will report the character of its distributions to shareholders shortly after the end of the calendar year. The primary components of each Fund’s annual earnings and profits calculation are: income, loss and other flow-through items (including earnings and profits adjustments) reported by each MLP held by each Fund on the MLP’s Schedule K-1, realized gain or loss on sales of Fund investments and deductible operating expenses.

Each Fund treats distributions from any given MLP holding as a return of capital to the extent of each Fund’s income tax basis in that MLP, and will reduce its basis in that MLP holding by the amount of such distribution so treated as a return of capital. In contrast, each Fund will recognize income (and thereby increase its earnings and profits) if and to the extent that it receives a distribution from an MLP holding that exceeds its income tax basis in that MLP holding.

The character of each Fund’s distributions for U.S. GAAP purposes, which can often differ from the tax character, is based on estimates of the sources of those distributions (which can be from a combination of income and/or a return of capital) made at the time such distributions are received, which in turn are based upon a historical review of information available from each MLP and other industry sources. Each Fund’s accounting characterization of the estimates may subsequently be revised based on information received from MLPs after their tax reporting periods conclude. It is currently estimated that a significant portion of each Fund’s distributions during the current fiscal period, will be characterized for U.S. GAAP purposes as a return of capital.

NUVEEN	31

Notes to Financial Statements (Unaudited) (continued)

Compensation

The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Funds’ Board of Trustees (the “Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Indemnifications

Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivatives Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities, such as MLPs, are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

Prices of swap contracts are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These investments are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

32	NUVEEN

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (“NAV”) (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

JMF	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Master Limited Partnerships & MLP Affiliates	$735,018,662	$—	$—	$735,018,662

Short-Term Investments:
Repurchase Agreements	—	3,349,763	—	3,349,763

Investments in Derivatives:
Interest Rate Swaps**	—	(7,912,963)	—	(7,912,963)
Total	$735,018,662	$(4,563,200)	$—	$730,455,462
JMLP
Long-Term Investments*:
Master Limited Partnerships & MLP Affiliates	$159,505,659	$—	$—	$159,505,659

Short-Term Investments:
Repurchase Agreements	—	461,695	—	461,695
Total	$159,505,659	$461,695	$—	$159,967,354
*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

NUVEEN	33

Notes to Financial Statements (Unaudited) (continued)

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Master Limited Partnerships

An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the MLP. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, which are intended to have no role in the operation and management of the entity and receive cash distributions.

Each Fund may purchase both domestic and international MLPs. Each Fund’s investment in MLPs may include ownership of MLP common units and MLP subordinated units. Each Fund also may purchase MLP I-Shares (together with the MLPs, the “MLP Entities”). MLP I-Shares are pay-in-kind securities created as a means to facilitate institutional ownership of MLPs by simplifying the tax and administrative implications of the MLP structure. Generally, when an MLP pays its quarterly cash distribution to unitholders, holders of I-Shares do not receive a cash distribution; rather, they receive a dividend of additional I-Shares from the MLP of comparable value to the cash distribution paid to each unitholder. Each Fund may purchase interests in MLP Entities on an exchange or may utilize non-public market transactions to obtain its holdings, including but not limited to privately negotiated purchases of securities from the issuers themselves, broker-dealers or other qualified institutional buyers.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
JMF	Fixed Income Clearing Corporation	$3,349,763	$(3,349,763)	$—
JMLP	Fixed Income Clearing Corporation	461,695	(461,695)	—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Interest Rate Swap Contracts

Interest rate swap contracts involve a Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve a Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which begin at a specified date in the future (the “effective date”).

The amount of the payment obligation is based on the notional amount and the termination date of the contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.

Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For an over-the-counter (“OTC”) swap that is not cleared through a clearing house (“OTC Uncleared”), the net amount recorded on

34	NUVEEN

these transactions, for each counterparty, is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps (, net).”

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash deposited by the Fund to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on interest rate swaps (, net)” as described in the preceding paragraph.

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contracts are treated as ordinary income or expense, respectively. Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” on the Statement of Operations. In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums paid and/or received” on the Statement of Assets and Liabilities.

During the current fiscal period, JMF continued to utilize forward interest rate swap contracts to hedge the future interest expense of its leverage.

The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

JMF
Average notional amount of interest rate swap contracts outstanding*	$192,750,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all swap contracts held by the following Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
JMF
Interest rate	Swaps (OTC Uncleared)	—	$—	Unrealized depreciation on interest rate swaps**	$(7,912,963)
**	Some swap contracts require a counterparty to pay or receive a premium, which is disclosed on the Statement of Assets and Liabilities and is not reflected in the cumulative unrealized appreciation (depreciation) presented above.

The following table presents the swap contracts subject to netting agreements and the collateral delivered related to those swap contracts as of the end of the reporting period.

						Gross Amount Not Offset on the Statement of Assets and Liabilities
Fund	Counterparty	Gross Unrealized Appreciation on Interest Rate Swaps***	Gross Unrealized (Depreciation) on Interest Rate Swaps***	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on Interest Rate Swaps	Interest Rate Swaps Premiums Paid	Collateral Pledged to (from) Counterparty	Net Exposure
JMF	JPMorgan Chase Bank, N.A.	$—	$(7,912,963)	$—	$(7,912,963)	$4,082,408	$3,781,229	$(49,326)
***	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

NUVEEN	35

Notes to Financial Statements (Unaudited) (continued)

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain/(Loss) from Swaps Before Taxes	Change in Net Unrealized Appreciation (Depreciation) of Swaps Before Taxes
JMF	Interest rate	Swaps	$—	$369,630

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Equity Shelf Program

JMLP filed a registration statement with the Securities and Exchange’s Commission (“SEC”) authorizing the Fund to issue additional shares through an equity shelf program (“Shelf Offering”), which was declared effective during July 2017, subsequent to the close of this reporting period.

Under the Shelf Offering, JMLP, subject to market conditions, may raise additional equity capital by issuing additional shares from time to time in varying amounts and by different offering methods at a net price at or above the Fund’s NAV per share. In the event the Fund’s Shelf Offering registration statement is no longer current, the Fund may not issue additional shares until a post-effective amendment to the registration statement has been filed with the SEC.

Share Transactions

Transactions in shares during the Funds’ current and prior fiscal period were as follows:

	JMF		JMLP
	Six Months Ended 5/31/17	Year Ended 11/30/16	Six Months Ended 5/31/17	Year Ended 11/30/16
Shares:
Issued to shareholders due to reinvestment of distributions	59,870	56,682	1,205	3,733

5. Investment Transactions

Long-term purchases and sales (excluding derivative transactions, where applicable) during the current fiscal period were as follows:

	JMF	JMLP
Purchases	$39,864,389	$16,379,613
Sales	39,246,682	7,527,872

36	NUVEEN

6. Management Fees and Other Transactions with Affiliates

Management Fees

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee
For the first $500 million	0.9000%
For the next $500 million	0.8750
For the next $500 million	0.8500
For the next $500 million	0.8250
For managed assets over $2 billion	0.8000

The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of May 31, 2017, the complex-level fee for each Fund was 0.1606%.

7. Borrowing Arrangements

Each Fund has entered into a borrowing arrangement (“Borrowings”) as a means of leverage.

The Funds have entered into a credit agreement with a bank and its affiliate. Each Fund’s maximum commitment amount under its Borrowings is as follows:

	JMF	JMLP
Maximum commitment amount	$230,000,000	$60,000,000

As of the end of the reporting period, each Fund’s outstanding balance on its Borrowings was a follows:

	JMF	JMLP
Outstanding balance on Borrowings	$189,000,000	$45,000,000

NUVEEN	37

Notes to Financial Statements (Unaudited) (continued)

Interest charged on these Borrowings is at a rate per annum equal to the 1-Month LIBOR (London Inter-Bank Offered Rate) plus 0.75% for JMF and plus 0.70% for JMLP. The Funds also accrue a commitment fee of 0.15% per annum on the daily undrawn portion of the Borrowings unless the undrawn portion of the Borrowings on that day is less than 40% of the maximum commitment amount.

During the current fiscal period, the average daily balance outstanding and average annual interest rate on each Fund’s Borrowings were as follows:

	JMF	JMLP
Average daily balance outstanding	$187,127,473	$43,653,297
Average annual interest rate	1.64%	1.59%

Other Borrowings Information for the Funds

In order to maintain the Borrowings, the Funds must meet certain collateral, asset coverage and other requirements. Each Fund’s Borrowings outstanding are fully secured by eligible securities held in their Portfolio of Investments.

Each Fund’s Borrowings outstanding is recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense incurred on the borrowed amount and undrawn balance are recognized as a component of “Interest expense on borrowings” on the Statement of Operations.

Inter-Fund Borrowing and Lending

The SEC has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

During May 2017, the Board approved the Nuveen funds participation in the Inter-Fund Program. During the current reporting period, none of the Funds covered by this shareholder report have entered into any inter-fund loan activity.

8. New Accounting Pronouncements

Amendments to Regulation S-X

In October 2016, the SEC adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X is August 1, 2017. Management is still evaluating the impact of the final rules, if any.

9. Subsequent Events

Borrowing Arrangements

Subsequent to the current fiscal period, JMF increased the outstanding balance on its Borrowings to $192,000,000 and JMLP decreased its outstanding balance to $42,500,000.

Equity Shelf Program

As previously noted in Note 4 – Fund Shares, JMLP filed a registration statement with the SEC authorizing the Fund to issue an additional 3,100,000 shares through a Shelf Offering, which became effective during July 2017.

38	NUVEEN

Additional

Fund Information

Board of Trustees
William Adams IV*	Margo Cook**	Jack B. Evans	William C. Hunter	David J. Kundert	Albin F. Moschner
John K. Nelson	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff
Robert L. Young***

*	Interested Board Member and retired from the Fund’s Board of Trustees effective June 30, 2017.
**	Interested Board Member.
***	Effective July 1, 2017.

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP One North Wacker Drive Chicago, IL 60606	Transfer Agent and Shareholder Services Computershare Trust Company, N.A. 250 Royall Street Canton, MA 02021 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information

Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Share Repurchases

Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	JMF	JMLP
Shares repurchased	—	—

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

NUVEEN	39

Glossary of Terms

Used in this Report

∎	Alerian MLP Index: A composite of the 50 most prominent energy Master Limited Partnerships. The index, which is calculated using a float-adjusted, capitalization-weighted methodology, is disseminated real-time on a price-return basis, and the corresponding total-return index is disseminated daily. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

∎	Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see Leverage) and the leverage effects of certain derivative investments in the fund’s portfolio.

∎	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

∎	Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

∎	Regulatory Leverage: Regulatory Leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

∎	S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

40	NUVEEN

Reinvest Automatically,

Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

NUVEEN	41

Annual Investment

Management Agreement Approval Process (Unaudited)

The Board of Trustees (each, a “Board,” and each Trustee, a “Board Member”) of each Fund, including the Board Members who are not parties to the applicable advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), oversees the management of its respective Fund, including the performance of Nuveen Fund Advisors, LLC, the Funds’ investment adviser (the “Adviser”), and Advisory Research, Inc., the Funds’ sub-adviser (the “Sub-Adviser”). As required by applicable law, after the initial term of the respective Fund following commencement of its operations, the Board is required to consider annually whether to renew the Fund’s management agreement with the Adviser (the “Investment Management Agreement”) and its sub-advisory agreement with the Sub-Adviser (the “Sub-Advisory Agreement” and, together with the Investment Management Agreement, the “Advisory Agreements”). Accordingly, the Board met in person on April 11-12, 2017 (the “April Meeting”) and May 23-25, 2017 (the “May Meeting”) to consider the approval of each Advisory Agreement that was up for renewal for an additional one-year period.

The Board considered its review of the Advisory Agreements as an ongoing process encompassing the information received and the deliberations the Board and its committees have had throughout the year. The Board met regularly during the year and received materials and discussed topics that were relevant to the annual consideration of the renewal of the Advisory Agreements, including, among other things, overall market performance and developments; fund investment performance; investment team review; valuation of securities; compliance, regulatory and risk management matters; and other developments. The Board had also established several standing committees, including the Open-end Fund Committee and Closed-end Fund Committee, which met regularly throughout the year to permit the Board Members to delve deeper into the topics particularly relevant to the respective product line. The Board further continued its practice of seeking to meet periodically with the Sub-Adviser and its investment team. The accumulated information, knowledge, and experience the Board Members had gained during their tenure on the Board governing the Funds and working with the Fund Advisers (as defined below) were taken into account in their review of the Advisory Agreements.

In addition to the materials received by the Board or its committees throughout the year, the Board reviewed extensive additional materials prepared specifically for its annual review of the Advisory Agreements in response to a request by independent legal counsel on behalf of the Independent Board Members. The materials addressed a variety of topics, including, but not limited to, a description of the services provided by the Adviser and Sub-Adviser (the Adviser and the Sub-Adviser are each a “Fund Adviser”); an analysis of fund performance including comparative industry data and a detailed focus on any performance outliers; an analysis of the Sub-Adviser; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and in comparison to the fees and expenses of peers with a focus on any expense outliers; an assessment of shareholder services for the Nuveen funds and of the performance of certain service providers; a review of initiatives instituted or continued during the past year; a review of premium/discount trends and leverage management for the closed-end funds as well as information regarding the profitability of the Fund Advisers, the compensation of portfolio managers, and compliance and risk matters. The materials provided in connection with the annual review included information compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge” or “Lipper”), an independent provider of investment company data, comparing, in relevant part, each Fund’s fees and expenses with those of a comparable universe of funds (the “Peer Universe”), as selected by Broadridge (the “Broadridge Report”). The Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.

As part of its annual review, the Board met at the April Meeting to review the investment performance of the Funds and to consider the Adviser’s analysis of the Sub-Adviser evaluating, among other things, the Sub-Adviser’s assets under management, investment team, performance, organizational stability, and investment approach. During the review, the Independent Board Members requested and received additional information from management. At the May Meeting, the Board, including the Independent Board Members, continued its review and ultimately approved the continuation of the Advisory Agreements for an additional year. Throughout the year and throughout their review of the Advisory Agreements, the Independent Board Members were assisted by independent legal counsel and met with counsel separately without management present. In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor as determinative, but rather the

42	NUVEEN

decision reflected the comprehensive consideration of all the information presented, and each Board Member may have attributed different weights to the various factors and information considered in connection with the approval process. The following summarizes the principal factors, but not all the factors, the Board considered in its review of the Advisory Agreements and its conclusions.

A.	Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund and the resulting performance of each Fund. The Board recognized the myriad of services the Adviser and its affiliates provided to manage and operate the Nuveen funds, including (a) product management (such as managing distributions, positioning the product in the marketplace, maintaining and enhancing shareholder communications and reporting to the Board); (b) investment oversight, risk management and securities valuation (such as overseeing the sub-advisers and other service providers, analyzing investment performance and risks, overseeing risk management and disclosure, executing the daily valuation of securities, and analyzing trade execution); (c) fund administration (such as helping to prepare fund tax returns and complete other tax compliance matters and helping to prepare regulatory filings and shareholder reports); (d) fund board administration (such as preparing board materials and organizing and providing assistance for board meetings); (e) compliance (such as helping to devise and maintain the Nuveen funds’ compliance program and test for adherence); (f) legal support (such as helping to prepare registration statements and proxy statements, interpreting regulations and policies and overseeing fund activities); (g) with respect to certain closed-end funds, providing leverage, capital and distribution management services; and (h) with respect to certain open-end funds with portfolios that have a leverage component, providing such leverage management services.

The Board further noted the Adviser’s continued dedication to investing in its business to enhance the quality and breadth of the services provided to the Funds. The Board recognized the Adviser’s investment in staffing over recent years to support the services provided to the Nuveen funds in key areas, including in investment services, product management, retail distribution and information technology, closed-end funds and structured products, as well as in fund administration, operations and risk management. The Board further noted the Adviser’s continued commitment to enhancing its compliance program by, among other things, restructuring the compliance organization, developing a unified compliance program, adding compliance staff, and developing and/or revising policies and procedures as well as building further infrastructure to address new regulatory requirements or guidance and the growth of the complex. The Board also considered the enhancements to Nuveen’s cybersecurity capabilities, systems and processes to value securities, stress test reporting and risk and control self-assessments.

In addition, the Independent Board Members considered information highlighting the various initiatives that the Adviser had implemented or continued over recent years to benefit the open-end fund and closed-end fund product lines and/or particular Nuveen funds. The Board noted the Adviser’s continued efforts to rationalize the open-end fund and closed-end fund product lines through, among other things, mergers, liquidations and repositionings in seeking to provide enhanced shareholder value over the years through increased efficiency, reduced costs, improved performance and revised investment approaches that are more relevant to current shareholder needs. With respect to closed-end Nuveen funds, such initiatives included (a) an increased level of leverage management activities in 2016 and 2017 resulting from the rollover of existing facilities, the negotiation of improved terms and pricing to reduce leverage costs, the innovation of new leverage structures, the rebalancing of leverage of various funds as a result of mergers or new investment mandates, and the restructuring of tender option bonds to be compliant with new regulatory requirements; (b) an increased level of capital management activities (i.e., the management of the issuance and repurchase of shares of certain closed-end funds) during 2016 as a result of market demand as well as an implementation of a cross department review system for shares trading at certain discount levels; (c) continued refinements to a database to permit further analysis of the closed-end fund marketplace and shareholder base; (d) the development of enhanced secondary market board reporting and commentary; (e) the reconfiguration of the framework for determining and maintaining closed-end fund benchmarks to permit more consistency across the complex; and (f) the development of product innovations for new closed-end offerings, including target term funds. The Board also recognized the Adviser’s continued commitment to supporting the closed-end product line through its award winning investor relations support program through which Nuveen seeks to educate investors and financial advisers regarding closed-end funds.

NUVEEN	43

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

In its review, the Board recognized that initiatives that attracted assets to the Nuveen family of funds generally benefited the Nuveen funds in the complex as fixed costs would be spread over a larger asset base and, as described below, through the complex-wide fee arrangement which generally provides that the management fees of the Nuveen funds (subject to limited exceptions) are reduced as asset levels in the complex reach certain breakpoints in the fee schedule.

Similarly, the Board considered the sub-advisory services provided by the Sub-Adviser to the Funds. The Sub-Adviser generally provided portfolio advisory services for the Funds. The Board reviewed the Adviser’s analysis of the Sub-Adviser which evaluated, among other things, the investment team and any changes thereto, the stability and history of the organization, the assets under management, the investment approach and the performance of the Nuveen funds it sub-advises. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.

Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.

B.	The Investment Performance of the Funds and Fund Advisers

As part of its evaluation of the services provided by the Fund Advisers, the Board reviewed Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2016 for Nuveen Energy MLP Total Return Fund (the “Energy MLP Total Return Fund”), and the quarter and one-year periods ending December 31, 2016 for Nuveen All Cap Energy MLP Opportunities Fund (the “All Cap Energy MLP Fund”), as well as performance data for the first quarter of 2017 ending March 31, 2017 for each Fund. The Board reviewed performance on an absolute basis and in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). For closed-end funds, the Board (or the Closed-end Fund Committee) also reviewed, among other things, the premium or discount to net asset value of the Nuveen closed-end funds as of a specified date and over various periods as well as in comparison to the premium/discount average in their respective Lipper peer category. The Independent Board Members continued to recognize the importance of secondary market trading for the shares of the closed-end funds and the evaluation of the premium and discount levels was a continuing priority for them. The review and analysis of performance information during the annual review of Advisory Agreements incorporated the discussions and performance information the Board Members have had at each of their quarterly meetings throughout the year.

In evaluating performance data, the Independent Board Members recognized some of the limitations of such data and the difficulty in establishing appropriate peer groups and benchmarks for certain of the Nuveen funds. They recognized that each fund operates pursuant to its own investment objective(s), parameters and restrictions which may differ from that of the Performance Peer Group or benchmark. Certain funds may also utilize leverage which may provide benefits or risks to their portfolio compared to an unlevered benchmark. The Independent Board Members had noted that management had classified the Performance Peer Groups as low, medium and high in relevancy to the applicable fund as a result of these differences or other factors. The Independent Board Members recognized that the variations between the Performance Peer Group or benchmark and the applicable Fund will lead to differing performance results and may limit the value of the comparative performance data in assessing the particular Fund’s performance.

In addition, the Independent Board Members recognized that the performance data is a snapshot in time, in this case as of the end of the 2016 calendar year or end of the first quarter of 2017. A different period may generate significantly different results and longer term performance can be adversely affected by even one period of significant underperformance. Further, a shareholder’s experience in a Fund depends on his or her own holding period which may differ from that reviewed by the Independent Board Members.

In their review of performance, the Independent Board Members focused, in particular, on the Adviser’s analysis of Nuveen funds determined to be underperforming performance outliers and the factors contributing to the respective fund’s performance and any efforts to address performance concerns. With respect to any Nuveen funds for which the Board has identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers any steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board, however, acknowledged that shareholders chose to invest or remain invested in a fund knowing that the Adviser and applicable sub-adviser manage the fund, knowing the fund’s investment strategy and seeking exposure to that strategy (even if the strategy was “out of favor” in the marketplace) and knowing the fund’s fee structure.

44	NUVEEN

For the Energy MLP Total Return Fund, the Board noted that although the Fund ranked in the third quartile in the one-year period, the Fund performed well against its Performance Peer Group ranking in the first quartile in the three- and five-year periods. The Fund also outperformed its benchmark over the one-, three- and five-year periods. The Board was satisfied with the Fund’s overall performance.

For the All Cap Energy MLP Fund, the Board noted that the Fund performed well against its Performance Peer Group ranking in the first quartile in its Performance Peer Group in the one-year period and significantly outperforming its benchmark in such period. The Board, however, recognized that the Fund had a relatively short performance history that was too short for a meaningful assessment of its performance, but the Board was satisfied with the Fund’s progress.

C.	Fees, Expenses and Profitability
1.	Fees and Expenses

The Board evaluated the management fees and other fees and expenses of each Fund. The Board reviewed and considered, among other things, the gross and net management fees paid by the Funds. The Board further considered the net total expense ratios of each Fund (expressed as a percentage of average net assets) as the expense ratio is most reflective of the investors’ net experience in a Fund as it directly reflected the costs of investing in the respective Fund.

In addition, the Board reviewed the Broadridge Report comparing, in relevant part, each Fund’s gross and net advisory fees and net total expense ratios with those of a Peer Universe. The Independent Board Members also reviewed the methodology regarding the construction of the applicable Peer Universe by Broadridge. In reviewing the comparative data, the Board was aware that various factors may limit some of the usefulness of the data, such as differences in size of the peers; the composition of the Peer Universe; changes each year of funds comprising the Peer Universe; levels of expense reimbursements and fee waivers; and differences in the type and use of leverage. Nevertheless, in reviewing a fund’s fees and expenses compared to the fees and expenses of its peers (excluding leverage costs and leveraged assets), the Board generally considered a fund’s expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. The Board noted that the substantial majority of the Nuveen funds had a net expense ratio that was near or below their respective peer average.

The Independent Board Members noted that each Fund had a net management fee and a net expense ratio below its respective peer averages.

In their evaluation of the management fee schedule, the Independent Board Members also reviewed the fund-level and complex-wide breakpoint schedules, as described in further detail below. With respect to closed-end funds, the Board considered the effects of leverage on fees and expenses, including the calculation of management fees for funds with tender option bonds.

Based on their review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2.	Comparisons with the Fees of Other Clients

The Board also reviewed information regarding the respective Fund Adviser’s fee rates for providing advisory services to other types of clients. For the Adviser and/or its affiliated sub-advisers, such other clients may include: separately managed accounts (such as retail, institutional or wrap accounts), hedge funds, other investment companies that are not offered by Nuveen but are sub-advised by one of Nuveen’s affiliated sub-advisers, foreign investment companies offered by Nuveen, and collective investment trusts. The Board further noted that the Adviser also advises certain exchange-traded funds (“ETFs”) sponsored by Nuveen.

The Board recognized that each Fund had an unaffiliated sub-adviser. The Independent Board Members reviewed the pricing schedule or fee rates that the Sub-Adviser charges for other clients.

The Board recognized the inherent differences between the Nuveen funds and the other types of clients of the Adviser and/or its affiliated sub-advisers referenced above. The Board considered information regarding these various differences which included, among other things, the services required, average account sizes, types of investors targeted, legal structure and

NUVEEN	45

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

operations, and applicable laws and regulations. The Independent Board Members recognized that the foregoing variations resulted in different economics among the product structures and culminated in varying management fees among the types of clients and the Nuveen funds. In general, the Board noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. The Board recognized the breadth of services the Adviser provided to support the Nuveen funds as summarized above and noted that many of such administrative services may not be required to the same extent or at all for the institutional clients or other clients. The Board further recognized the passive management of ETFs compared to the active management required of other Nuveen funds would contribute to differing fee levels.

The Independent Board Members noted that the sub-advisory fees paid by the Adviser to the Sub-Adviser, however, were generally for portfolio management services. Further, the Independent Board Members noted that such fees were the result of arm’s length negotiations and were reasonable in relation to the fees assessed other clients.

Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Board concluded that such facts justify the different levels of fees.

3.	Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2016 and 2015. In considering profitability, the Independent Board Members considered the level of profitability realized by Nuveen before the imposition of any distribution and marketing expenses incurred by the firm from its own resources. In evaluating the profitability, the Independent Board Members evaluated the analysis employed in developing the profitability figures, including the assumptions and methodology employed in allocating expenses. The Independent Board Members recognized the inherent limitations to any cost allocation methodology as different and reasonable approaches may be used and yet yield differing results. The Independent Board Members further reviewed an analysis of the history of the profitability methodology used explaining any changes to the methodology over the years. The Board has appointed two Independent Board Members, who along with independent legal counsel, helped to review and discuss the methodology employed to develop the profitability analysis each year and any proposed changes thereto and to keep the Board apprised of such changes during the year.

In their review, the Independent Board Members evaluated, among other things, Nuveen’s adjusted operating margins, the gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax) of Nuveen for each of the last two calendar years. The Independent Board Members also reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2016 versus 2015. The Board, however, observed that Nuveen’s operating margins for its advisory activities in 2016 were similar to that of 2015.

In addition to reviewing Nuveen’s profitability in absolute terms, the Independent Board Members also reviewed the adjusted total company margins of other advisory firms that had publicly available information and comparable assets under management (based on asset size and asset composition). The Independent Board Members, however, noted that the usefulness of the comparative data may be limited as the other firms may have a different business mix and their profitability data may be affected by numerous other factors such as the types of funds managed, the cost allocation methodology used, and their capital structure. Nevertheless, the Board noted that Nuveen’s adjusted operating margins appeared comparable to the adjusted margins of the peers.

Further, the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). To have a fuller picture of the financial condition and strength of the TIAA complex, together with Nuveen, the Board reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2016 and 2015 calendar years.

In addition to the Adviser’s profitability, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationship with the Funds. The Independent Board Members considered the Sub-Adviser’s revenues, expenses and net income (pre-tax and after-tax) from serving as sub-adviser to each Fund for the 2015 and 2016 calendar years.

46	NUVEEN

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser for its services to the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates received or were expected to receive that were directly attributable to the management of a Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds.

Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

When evaluating the level of the advisory fees, the Independent Board Members considered whether there will be any economies of scale that may be realized by the Fund Adviser as a Fund grows and the extent to which these economies were shared with the Funds and shareholders. The Board recognized that economies of scale are difficult to measure with precision; however, the Board considered that there were several ways the Fund Adviser may share the benefits of economies of scale with the Nuveen funds, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waivers and/or expense limitation agreements and the Adviser’s investment in its business which can enhance the services provided to the Nuveen funds. With respect to the fee structure, the Independent Board Members have recognized that economies of scale may be realized when a particular fund grows, but also when the total size of the fund complex grows (even if the assets of a particular fund in the complex have not changed or have decreased). Accordingly, subject to certain exceptions, the funds in the Nuveen complex pay a management fee to the Adviser which is generally comprised of a fund-level component and complex-level component, each of which has a breakpoint schedule. Subject to certain exceptions, the fund-level fee component declines as the assets of the particular fund grow and the complex-level fee component declines when eligible assets of all the funds (except for Nuveen ETFs which are subject to a unitary fee) in the Nuveen complex combined grow. In addition, with respect to closed-end funds, the Independent Board Members noted that, although such funds may from time-to-time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios.

The Independent Board Members reviewed the breakpoint and complex-wide schedules and any savings achieved from fee reductions as a result of the fund-level and complex-level breakpoints for the 2016 calendar year. In addition, the Independent Board Members recognized the Adviser’s ongoing investment in its business to expand or enhance the services provided to the benefit of all of the Nuveen funds.

Based on their review, the Board concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.

E.	Indirect Benefits

The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds, including compensation paid to affiliates of a Fund Adviser for services rendered to the funds and research services received by a Fund Adviser from broker-dealers that execute fund trades. The Independent Board Members noted that affiliates of the Adviser may receive compensation for serving as a co-manager for initial public offerings of new Nuveen closed-end funds and as underwriter on shelf offerings for certain existing funds. The Independent Board Members considered the compensation paid for such services in 2016.

In addition to the above, the Independent Board Members considered that the Funds’ portfolio transactions are allocated by the Sub-Adviser and the Sub-Adviser may benefit from research received from broker-dealers that execute Fund portfolio transactions. The Board noted, however, that with respect to transactions in fixed income securities, such securities generally trade on a principal basis and do not generate soft dollar credits. Although the Board recognized the Sub-Adviser may benefit from a soft dollar arrangement if it does not have to pay for this research out of its own assets, the Board also recognized that the research may benefit the Funds to the extent it enhances the ability of the Sub-Adviser to manage the Funds.

Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

NUVEEN	47

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

F.	Other Considerations

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

48	NUVEEN

Notes

NUVEEN	49

Notes

50	NUVEEN

Notes

NUVEEN	51

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment management arm of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen
may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen,
333 W. Wacker Dr., Chicago, IL 60606. Please read the
prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Securities offered through Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

ESA-A-0517D        227091-INV-B-07/18

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2 (b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Energy MLP Total Return Fund

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: August 7, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)

Date: August 7, 2017

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: August 7, 2017